SUNTRUST                  SIMPLE INTEREST PROMISSORY NOTE AND SECURITY AGREEMENT

   -------------------------------------------
     THE "BANK" REFERRED TO IN THIS NOTE IS:
   -------------------------------------------
   Bank:   SUNTRUST BANK, NORTH CENTRAL FLOR
   Office: OAKS OFFICE                                           DATE 07/05/96
   -------------------------------------------

Definitions/Liability: "I", "me", "my", "mine", "we" and "us" mean each and all who sign this Note as makers, co-makers, endorsers and guarantors, each of whom is jointly and severally liable. "Prime Rate" means the rate designated by BANK from time to time as its prime rate, which rate is purely discretionary and is not necessarily the BANK's best or lowest rate.

Repayment/Interest Rate: I promise to pay to the order of BANK the principal sum of $55,193.20 plus interest thereon accruing upon the unpaid principal balance from the date hereof until paid in full at the rate of interest and in accordance with the payment schedule and other terms specified below. The rate of interest shall be:

 X  A FIXED Rate of 9.260% per annum, simple interest.
---

    A VARIABLE Rate of      % per annum simple interest which is     % over the
--- Prime Rate. If a dwelling secures this Note, the maximum interest rate charged will never exceed 18% per annum or the state usury ceiling, whichever is less. Any change in Prime Rate shall be effective on the first day of the calendar month following such change; or,
                                                         -----------------------

My final payment shall be the unpaid principal balance plus accrued interest and charges which may be different from the payment schedule below.

Final Maturity Date Jul. 4, 1998

                         ITEMIZATION OF AMOUNT FINANCED

A. $55,000.00      Amount given to me directly
B. $0.00           Amount paid on my account(s) to BANK
C. $193.20         Total amount paid to others on my behalf
                   comprised of:
   1. $193.20      To Public Officials (documentary taxes)
   2. $0.00        To Public Officials (intangible taxes)
   3. $0.00        To Public Officials (recording fees)
   4. $0.00        To

                   (For Attorney Fees)
   5. $0.00        To Appraiser(s)
   6. $0.00        To Insurance Companies
   7. $0.00        To Credit Bureau (Real Estate Loans only)
   8. $0.00        To
   9. $0.00        To
  10. $0.00        To
  11. $0.00        To
  12. $0.00        To
  13. $0.00        To
D. $55,193.20      Amount Financed (A + B + C - E)
E. $0.00           Total Prepaid Finance Charge
   1. $0.00        Loan Fee
   2. $0.00        Credit Bureaus (Non-Real Estate Loans
                   only)
   3. $0.00        For
   4. $0.00        For
   5. $0.00        For
F. $50.00          Service Fee
G. $5,474.64       Interest
H. $5,524.64       Total Finance Charge (E + F - G)


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ANNUAL                 FINANCE                Amount                   Total of
PERCENTAGE             CHARGE                 Financed                 Payments
RATE
The cost of my credit  The dollar amount the  The amount of credit     The amount I will have paid
on a yearly rate.      credit will cost me.   provided to me or on my  after I have made all
                                              behalf.                  payments as scheduled.

    9.322%                $5,524.64              $55,193.20                $60,717.54
---------------------------------------------------------------------------------------------------

MY PAYMENT SCHEDULE WILL BE:                                e = estimate

----------------------------------------------------------------------------
Number of Payments          Amount of Payments         When Payments are Due
----------------------------------------------------------------------------
      24                        $2,529.91                 Monthly beginning
                                                          Aug. 4, 1996
----------------------------------------------------------------------------

----------------------------------------------------------------------------

Variable Interest Rate: If the Variable Rate provision is selected above, the Annual Percentage Rate may increase or decrease during the term of this transaction as the Prime Rate increases or decreases. For example:

     SINGLE PAYMENT: Any increase will take the form of a larger amount due at maturity. For example, if my loan was for $10,000 at 15% for 90 days and the rate increased to 15.5% in 45 days, my final payment would increase by $6.17.

     INSTALLMENT PAYMENT: Any increase will take the form of either a larger amount due at maturity or, if the increase would result in the final payment at maturity exceeding twice the amount of the regular payment, then more payments of the same amount. For example, if my loan was for $10,000 at 15% for 12 months and the rate increased to 15.5% in 6 months, my final payment would increase by $8.01.

If this loan is secured by my principal dwelling and the term is greater than one year, disclosures about the variable rate feature of my loan have been provided earlier.

Security: I am giving a security interest in any of my assets in the possession, custody or control of BANK from time to time, and in the following specifically described assets hereinafter "Collateral."

Describe Collateral below in detail.

     1989 FREIGHTLINER 350 CUMMINS CAB OVER ENGINE 1FUPACYB4KH335553
     --------------------------------------------------------------------------
     1989 FREIGHTLINER 350 CUMMINS CAB OVER ENGINE 1FUPACYB1KH341388
     --------------------------------------------------------------------------
     1979 SUMT TANKER HEIL 1061783492
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
ATTACH ADDITIONAL SHEETS IF NECESSARY

Collateral securing other loans with BANK may also secure this loan.

Filing Fees: $N/A

Late Charge: If a payment is late, I may be charged 5% of such payment as a late charge.

Prepayment: If I pay off early, I will not be entitled to a refund of part of the finance charge if this Note included a prepaid finance charge, and I may be charged a minimum finance charge of $10 if this is a single payment note or $15 if this is an installment payment note.

Assumption: Someone buying the Collateral securing the loan cannot assume the remainder of the loan on its original terms without BANK's prior written consent.

Service Fee and NSF (Bad Check) Charge: At BANK's option, I shall pay under this
Note: (a) a service fee in an amount equal to the lesser of $50.00 or 2% of the principal amount of this Note, which service fee will not be refunded in the event of prepayment, and/or (b) an NSF (Bad Check) charge in the amount of $20.00 for [illegible] or other negotiable instrument tendered to the BANK against non-sufficient funds, a closed account, or under any payment impropriety.

SECURITY

     I hereby warrant I am the owner of the Collateral and grant BANK a security interest in the Collateral, together with any additions, accessions, exchanges of substitutions thereof. The Collateral is free of all liens except as I have disclosed in writing to BANK. I will not remove the Collateral from the State of Florida for more than 21 consecutive days without the prior written consent of BANK.

     I will not (a) sell, transfer, lease, dismantle, alter, modify or otherwise dispose of the Collateral or any interest therein, without the prior written consent of BANK; (b) permit anything to be done that may impair the value of the Collateral; (c) permit the Collateral which is personalty to become a fixture (and it is expressly covenanted, warranted and agreed that the Collateral, and every part thereof, whether affixed to any realty or not, shall be and remain personal property), or to become an accession to other goods or property; or (d) locate Collateral on any property not owned or controlled by Me without the prior written consent of the BANK.

     I will at all times keep the Collateral insured in an amount not less than the principal balance of this Note against loss, damage, theft and such other risks as BANK may require by such companies, under such policies, as shall be satisfactory to BANK, and all such policies shall provide that any proceeds of Collateral or proceeds of any loss thereunder be payable to BANK as its interest may appear (and BANK may apply any proceeds received by BANK toward payment of any other obligation of Mine to BANK, whether primary, secondary, direct, contingent, sole, joint or several now due or hereafter contracted or acquired, hereinafter referred to as "Liabilities") and shall provide for a minimum of 10 days written notice of cancellation to BANK. BANK may act for Me in obtaining, adjusting and/or settling such insurance and endorsing any drafts in My name. I shall be obligated to pay for the placement of any Vendor Single Interest Insurance (VSI) or Collateral Protection Insurance (CPI), or any other similar type of insurance, should I fail to adequately protect the property. Should VSI or any other such insurance, be placed by the BANK, then any Earned and/or Unearned Insurance Premium Refund will be credited to Me by BANK. Should the BANK receive any compensation for Administrative or Experience Rated Refunds due to the placement and termination of such insurance, such compensation and/or refund shall be paid to BANK. Any interest earned during the period of placement of such insurance may be retained by BANK. BANK may examine and inspect or appraise the Collateral at any time, wherever located, and I will provide any assistance necessary to honor BANK's request to examine, inspect or appraise. I will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation. BANK may at its sole discretion (a) discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral; (b) pay for insurance on the Collateral and (c) pay for maintenance and preservation of the Collateral and BANK's security interest therein. I agree to reimburse BANK on demand for any such payment made or expense incurred by BANK, together with any interest thereon at the highest lawful rate, when acting on My behalf and as representative of My interests. Until default, I have possession of Collateral and I will not use, nor will I allow another to use it, in any unlawful manner or in any manner inconsistent with this agreement or the Collateral's intended purpose.

     The Collateral (other than Collateral in possession of the BANK) will be kept at the location shown on the face of this Note or as I have otherwise disclosed in writing to BANK. If this location changes, I will immediately notify BANK in writing of the new location and will promptly supply BANK with any additional documentation required by BANK as a result of such action.

     BANK shall exercise reasonable care in the custody and preservation of the Collateral and shall be deemed to have exercised reasonable care if it takes such action for that purpose as I shall reasonably request in writing, but no omission to do any act not requested by Me or to comply with any request of Mine shall be deemed a failure to exercise reasonable care. BANK shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties and I shall take all necessary steps for such purposes. BANK or its nominee need not collect interest or principal on any Collateral nor give any notice with respect to it. If the Collateral become unsatisfactory to BANK at any time I shall, within one day after demand, pledge and deposit additional property satisfactory to the BANK, with the BANK. Shall said Collateral involve a Security or Bond, I agree to give BANK specific written instructions with regard to handling proceeds of any such Collateral held by BANK upon any such Collateral being called for payment, upon the maturity of any such Collateral or upon the collection of any coupons thereto. I acknowledge and agree that the BANK assumes no responsibility or liability to detach and collect coupons, to redeem any such Collateral or give notice to Me of the maturity of any such Collateral. Absent specific written instructions from Me to BANK, I agree to release and hold BANK harmless with regard to any failure by the BANK, as holder of the Collateral, to timely collect coupons or redeem Collateral.

     If the Collateral consists of "household goods" as defined in 12 C.F.R. 227.12(d), then the Collateral is being acquired with the proceeds of the loan provided for in or secured by this Note, and the proceeds will be used for no other purpose. Borrower hereby authorizes BANK to disburse the proceeds of any part thereof directly to the seller of the Collateral or any other third party as shown on BANK records.

PREPAYMENTS

     Prepayment made hereunder shall be credited first to interest then to principal with any remainder to late charges. I have the right to prepay this Note at any time, in whole or in part, without penalty, other than the minimum finance charge shown on the reverse hereof, provided that any partial prepayment of principal shall be applied to the installment or installments of principal last maturing hereunder.

DEFAULT

     I shall be in default under this Note (a) if I fail to pay when due all Liabilities or perform any other obligation when due under this Note or under any other obligation of Mine to BANK; (b) if I do not comply with all of the provisions of this Note; (c) if any warranty, representation or statement made or furnished to BANK by or on behalf of Me proves to be false; (d) if I become insolvent, unable to pay My debts as they become due, file for Bankruptcy protection, or make an assignment for the benefit of creditors or any proceeding is instituted by or against Me alleging that I am insolvent or unable to pay My debts; (e) if a receiver is appointed for the Collateral or if for any other property in which I have an interest; (f) upon entry of any judgment against Me; (g) if the Collateral or any part thereof is lost, stolen, substantially damaged, destroyed, sold, or encumbered, or if the Collateral is levied, seized, or attached; (h) if the Collateral is seized by any governmental entity, or the Bank receives any knowledge that the Collateral was used to commit or facilitate the commission of a crime; (i) upon My death or death of any partner of Mine when any maker, co-maker, endorser or guarantor is a partnership or; (j) upon dissolution, merger or consolidation or transfer of all or a substantial part of My property, when any maker, co-maker, endorser or guarantor is a corporation or a partnership. Notwithstanding any rate of interest provided herein, upon default, the BANK has the option to charge the maximum interest rate allowed, from time to time, by law, on any payment or payments of principal or interest, or any part thereof, which is not made when due. No waiver or failure to act by BANK on any default shall operate as a waiver of that or any other default occurring subsequently.

     BANK shall have and may exercise without demand or notice any and all rights and remedies granted a secured party upon default under the Uniform Commercial Code, this Note, or otherwise available to BANK (including those available under any written instrument in addition to this Note relating to any of the Liabilities or any security therefor).

REMEDIES UPON DEFAULT

     Upon default, or whenever BANK deems itself insecure, or at any time thereafter, BANK may, at its option and without notice or demand (a) declare all Liabilities immediately due and payable and the Liabilities shall thereupon be due and payable; (b) pledge or transfer this Note and the Collateral and be thereupon relieved of all duties and responsibilities and from any and all liability with respect to any Collateral so pledged or transferred, and any pledgee or transferee shall for all purposes stand in place of BANK and have all the rights of BANK hereunder, (c) transfer all or any part of the Collateral into its own name or its nominee; (d) vote the Collateral; (e) demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; (f) take possession and control of, or collect and redeem Collateral or proceeds of Collateral and (g) set off against the amounts due under this Note, all monies owned by BANK to Me in any capacity and any Collateral securing this Note. BANK shall be deemed to have exercised such right of set off upon the occurrence of any default without further action by BANK and even if such a charge is made or entered on the books of BANK after the occurrence, I shall promptly pay all BANK's costs of collection of any and all Liabilities, and enforcement of any rights hereunder, including reasonable attorneys' fees and legal expenses, including appeals, whether or not a lawsuit is instituted. I agree that BANK shall have the right to choose the location of court proceedings for collection instituted under this Note in accordance with applicable law. No delay, omission or partial or single exercise by BANK of any right or remedy shall operate as a waiver thereof.

     BANK shall meet any requirements of law for reasonable notification of intended disposition of any of the Collateral if such notice is required, and such notice shall be deemed properly given when mailed, at least five days before such disposition. Sale at a wholesale dealers' auction is a commercially reasonable disposition. Upon disposition of any Collateral I shall be and remain liable for any deficiency; and BANK shall account to Me for any surplus, but BANK shall have the right to apply all or any part of such surplus to the payment of any other Liabilities to BANK whether or not any of them be then due, and in such order of application as BANK may from time to time elect.

     I HEREBY CONSENT TO THE ATTACHMENT OR GARNISHMENT OF MY EARNINGS.

MISCELLANEOUS

     Time is of the essence of this Note. The provisions of this Note are cumulative and in addition to the rights BANK may otherwise have under the Liabilities or any mortgage or security agreement which secures this Note or under applicable law. All Liabilities of Mine shall bind My heirs, executors, administrators, successors and assigns. Presentment, demand, protest, notice of dishonor and extension of time without notice are waived. This Note has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida. I waive any and all privilege and rights which I may have under Chapter 47, Florida Statutes, relating to venue, as it now exists or may hereafter be amended. I agree that any action shall be brought in the County in which the Bank's business office is located as designated above or at which the loan was closed. If any provision of this Note shall be held invalid, such invalidity shall not affect the remainder of such provision or the remaining provisions of this Note. This Note contains the entire understanding of the parties.

JURY WAIVER

     I AND BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF US MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS AGREEMENT. FURTHER, I HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR THE BANK'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE BANK, NOR BANK'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

                           [STAMP OF CIRCLE WITH THE
                          WORDS "INITIAL HERE" INSIDE
                            WITH ILLEGIBLE INITIALS]

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CREDIT LIFE INSURANCE ACKNOWLEDGEMENT: (1) I understand that I have the option of assigning any other policy or policies that I own or may procure for the purpose of covering this loan and that the policy need not be purchased from the BANK in order to obtain the loan. (2) I understand that the credit life coverage may be deferred if, at the time of application, I am unable to engage in employment or unable to perform normal activities of a person of like age and sex, if the proposed credit life insurance policy contains this restriction. (3) I understand that the benefits under the policy will terminate when I reach a certain age and that my date of birth is accurately represented below.

INSURANCE ELECTION: I may obtain property insurance from anyone I want who is acceptable to BANK. CREDIT AND/OR DISABILITY INSURANCE
ARE VOLUNTARY AND NOT REQUIRED FOR THIS LOAN. I may apply for credit life or credit life and disability insurance coverage but credit disability insurance is not available without credit life insurance. Only one of us may be covered by credit disability insurance if there is more than one of us. The individual signing first below will be the one covered by credit disability if it is selected. I have read the credit life insurance acknowledgment and am applying for the coverage I want by checking the appropriate spaces and signing below.

        Individual      Joint Credit life insurance at the cost of: $                  For      Mo.
-------            ----                                              -----------------     ----

                                                                                       Date of Birth               Date
--------------------------------------------------------------------------------------               -------------    -------------

                                                                                       Date of Birth               Date
--------------------------------------------------------------------------------------               -------------    -------------

        Single Credit Disability Insurance at the cost of:  $                  For      Mo. (A maximum of 60 Benefit Payments will
-------                                                      -----------------     ----      be paid)

                                                                                                                   Date
------------------------------------------------------------------------------------------------------------------    -------------

====================================================================================================================================

    THE UNDERSIGNED ACKNOWLEDGES HAVING RECEIVED, READ, AND UNDERSTOOD THE NOTICE TO COSIGNER APPEARING BELOW ON THIS CONTRACT.

====================================================================================================================================

ADDITIONAL TERMS AND CONDITIONS:  I understand that page two hereof concerns security, prepayments, default, remedies upon default, important disclosures and other miscellaneous provisions, all of which form a part of this Note and are incorporated herein by this reference.

                                                                                        WESTSTAR ENVIRONMENTAL, INC.
        I request that my account no.                               with the BANK be charged for each payment on its due date. / /
-------
                                                                                                       /s/ Michael Ricks
ADDRESS:  Res RT. 4 BOX 1555-C                                                                         --------------------------
P.O. BOX 6003, STARKE, FL  32091                                                                       MICHAEL RICKS
                   Res. Ph.                       Bus. Phone (904) 964-5008                             PRESIDENT

                                                                                                       --------------------------
ADDRESS:  Res.
                   Res. Ph.                       Bus. Phone

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 NOTE TO CO-SIGNERS:  "You" and "yours" in this Notice refer to each co-maker, endorser or guarantor of this debt. You are being asked to guarantee this debt. Think carefully before you do. If the Maker doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

 You may have to pay up to the full amount of the debt if the Maker does not pay. You may also have to pay late fees or collection costs, which increase this amount.

 The BANK can collect this debt from you without first trying to collect from the Maker. The BANK can use the same collection methods against you that can be used against the Maker, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

 This notice is not the contract that makes you liable for the debt.
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                                                                        X X
------------------------------------------------------------            ------------------------------------------------------------
(Signature of Endorser)                                                 (Print Name of Endorser)

Address: X
         ------------------------------------------------------------------------------------------------------------------
X X X
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------            ------------------------------------------------------------
(Signature of Endorser)                                                 (Print Name of Endorser)
Address:
         ------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

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Undersigned joins herein solely for the purpose of granting to BANK a security interest in the above described property, referenced herein as "Collateral". Undersigned agrees to be bound by and perform all the terms and conditions of this Note as they relate to the Collateral, particularly those on page two which reference and relate to the collateral, undersigned shall have no personal liability for payment of the Total of Payments designated on the previous page.

     --------------------------------------------------          --------------------------------------------------------------

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FOR BANK USE ONLY

 X   FLORIDA DOCUMENTARY STAMP TAX REQUIRED BY LAW IN THE AMOUNT OF  $193.20              WILL BE PAID DIRECTLY TO THE DEPARTMENT OF
---  REVENUE                                                         --------------------
     CERTIFICATE OF REGISTRATION $                   .
---                               -------------------
     THIS IS  A RENEWAL NOTE. STAMPS PAID ON THE ORIGINAL.  CC 069443 $55,000.00
---
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Page 3 of 3
600002-2 (9/96)                   1st Copy - Bank Copy         2nd Copy - Customer                    3rd Copy - Customer

====================================================================================================================================